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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                              AMENDMENT NO. 1
                                    TO
                                 FORM 8-K
                                    ON
                                FORM 8-K/A

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report: December 15, 1995
                     (Date of earliest event reported)

                          WEATHERFORD ENTERRA, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-7867                74-1681642
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)


       1360 Post Oak Boulevard, Suite 1000
                 Houston, Texas                        77056-3098
     (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code: (713) 439-9400

                              (not applicable)
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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EXPLANATION

     As discussed in its Current Report on Form 8-K dated December 15, 1995 (the "Current Report"), as filed with the Securities and Exchange Commission (the "Commission") on December 29, 1995, Weatherford Enterra, Inc. completed the acquisition of substantially all of the assets of the natural gas compression business of Energy Industries, Inc., a Delaware corporation ("EI"), and Zapata Energy Industries, L.P., a Delaware limited partnership ("ZEI"), for a purchase price of $130 million and the assumption of certain current liabilities, pursuant to an Agreement dated as of September 20, 1995, among Zapata Corporation, a Delaware corporation, EI, ZEI, Enterra Corporation, formerly a Delaware corporation, and Enterra Compression Company, a Delaware corporation.

     Item 7 of the Current Report is hereby amended and restated in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The following Zapata Energy Industries Combined Financial
Statements as of September 30, 1995 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

-    Report of Independent Public Accountants
-    Zapata Energy Industries Combined Balance Sheet as of September 30, 1995
- Zapata Energy Industries Combined Statement of Income and Changes in Reinvested Earnings for the year ended September 30, 1995
- Zapata Energy Industries Statement of Cash Flows for the year ended September 30, 1995
-    Zapata Energy Industries Notes to Combined Financial Statements

     (b) PRO FORMA FINANCIAL INFORMATION.

     The unaudited pro forma consolidated statement of operations for the year ended December 31, 1994 for Weatherford Enterra, Inc. is included in the Registration Statement on Form S-4 (File No. 33-62195) of Weatherford International Incorporated (the predecessor of Weatherford Enterra, Inc.) and is incorporated herein by reference. The following Weatherford Enterra, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Financial Statements as of September 30, 1995 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

- Weatherford Enterra, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1995
- Weatherford Enterra, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Statement of Income for the Nine Months Ended September 30, 1995
- Weatherford Enterra, Inc. and Subsidiaries Notes to Unaudited Pro Forma Consolidated Financial Statements



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     (c) EXHIBITS.

    2.1 Agreement dated as of September 20, 1995, among Zapata Corporation, Energy Industries, Inc., Zapata Energy Industries, L.P., Enterra Corporation and Enterra Compression Company (incorporated by reference to Exhibit 2 to the Enterra Corporation Current Report on Form 8-K dated October 2, 1995 (Commission File No. 1-8153)).

*  27.1   Article 5 Financial Data Schedule.

** 99.1 Joint Press Release of Weatherford Enterra, Inc. and Zapata Corporation dated December 15, 1995.

*  99.2   Zapata Energy Industries Combined Financial Statements as of September
          30, 1995.

*  99.3   Weatherford Enterra, Inc. and Subsidiaries Unaudited Pro Forma
          Consolidated Financial Statements as of September 30, 1995.

_______________

*    Filed herein.
**   Previously filed.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WEATHERFORD ENTERRA, INC.



Dated: February 27, 1996                      /s/ NORMAN W. NOLEN
                                       --------------------------------------
                                                 Norman W. Nolen
                                        Senior Vice President, Chief Financial
                                               Officer and Treasurer


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                                 EXHIBIT INDEX

   2.1 Agreement dated as of September 20, 1995, among Zapata Corporation, Energy Industries, Inc., Zapata Energy Industries, L.P., Enterra Corporation and Enterra Compression Company (incorporated by reference to Exhibit 2 to Enterra Corporation's Current Report on Form 8-K dated October 2, 1995 (Commission File No. 1-8153)).

* 27.1    Article 5 Financial Data Schedule.

**99.1 Joint Press Release of Weatherford Enterra, Inc. and Zapata Corporation dated December 15, 1995.

* 99.2 Zapata Energy Industries Combined Financial Statements as of September 30, 1995.

* 99.3 Weatherford Enterra, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Financial Statements as of September 30, 1995.

_______________

*   Filed herein.
**  Previously filed.